Exhibit 10.13

Shanghai Yihong Advertising Co., Ltd.

Exclusive Option Agreement

By

and

between

Fangjun Yan

Huayi Cheng

Shanghai Yihong Advertising Co., Ltd.

And

Kendall Technology Development (Shanghai) Co., Ltd.

September 15, 2011

EXCLUSIVE OPTION AGREEMENT

This EXCLUSIVE OPTION AGREEMENT (this “Agreement”), dated September 15, 2011, is made by and among:

YAN Fangjun

Address:	20th Floor, No. 211, Shi Men Yi Road, Jingan District, Shanghai, PRC;
ID:	******************;

And

Huayi Cheng

Address:	19th Floor, No. 211, Shi Men Yi Road, Jingan District, Shanghai, PRC;
ID:	******************;

(Individually, the “Existing Shareholder”; collectively, the “Existing Shareholders”)

And

Kendall Technology Development (Shanghai) Co., Ltd. (the “WFOE”)

Registered address:	Room 2002, No. 211, Shi Men Yi Road, Jingan District, Shanghai, PRC;
Legal representative:	YAN Fangjun

And

Shanghai Yihong Advertising Co., Ltd.  (the “Company”)

Registered address:	Room 225, Building 2, No. 2575, Miaozhen Hezuo Road, Chongming County, Shanghai, PRC
Legal representative:	YAN Fangjun

(Each of the Existing Shareholders, WFOE and the Company individually, a “Party”; collectively, the “Parties”)

WHEREAS

1.                                      The Existing Shareholders are record shareholders of the Company with ownership of all equity interests of the Company as of the date of this Agreement, whose capital contribution and shareholding percentage in the registered capital of the Company are set forth in Schedule I to this Agreement.

2.                                      The Existing Shareholders intend to transfer, to the extent permitted under the PRC laws, all of their respective equity interests in the Company to the WFOE and/or any other entity/individual designated by the WFOE, and the WFOE intends to accept such transfer.

3.                                      The Company intends to transfer, to the extent permitted under the PRC laws, its assets to the WFOE and/or any other entity/individual designated by the WFOE, and the WFOE intends to accept such transfer.

4.                                      For the purpose of successful transfer of the equity interests and assets contemplated under Paragraphs 2 and 3, the Existing Shareholders and the Company agree to grant respectively and irrevocably an exclusive option to the WFOE to purchase such equity interests and assets.  Under such options and to the extent permitted under the PRC laws, the Existing Shareholders or the Company will, at the request of the WFOE, transfer the Option Equity Interests and the Company Assets (as defined below) to the WFOE and/or any other entity/individual designated by the WFOE pursuant to the terms and conditions of this Agreement.

5.                                      The Company agrees to the grant of the option to purchase the equity interests contemplated under this Agreement by the Existing Shareholders to the WFOE.

6.                                      The Existing Shareholders agree to the grant of the option to purchase the assets contemplated under this Agreement by the Company to the WFOE

NOW, THEREFORE, the Parties agree as follows through negotiations:

1.                                      DEFINITIONS

1.1                               Unless otherwise required in the context, in this Agreement:

1.1.1                     PRC Laws mean the then existing laws, administrative rules and regulations, local regulations, judicial interpretations and other binding regulatory documents of the People’s Republic of China (for purpose of this Agreement, excluding Hong Kong and Macau Special Economic Regions and Taiwan Area).

1.1.2                     Equity Call Option means the option to purchase the equity interests of the Company granted by the Existing Shareholders to the WFOE pursuant to the terms and conditions of this Agreement.

1.1.3                     Assets Call Option means the option to purchase any assets of the Company granted by the Company to the WFOE pursuant to the terms and conditions of this Agreement.

1.1.4                     Option Equity Interests mean, in respect of each Existing Shareholder, all of his/her equity interests in the Registered Capital of the Company (as defined below); in respect of all of the Existing Shareholders, 100% equity interests in the Registered Capital of the Company as the date of this Agreement.

1.1.5                     Registered Capital of the Company means, as of the date of this Agreement, the registered capital of the Company in the amount of RMB1,000,000, as well as its expansion due to any increased capital contribution during the term of this Agreement.

1.1.6                     Transfer Equity Interests mean all or any part of the equity interests of the Company to be transferred to the WFOE or any of its designated entities or individuals by any of the Existing Shareholders at the request of the WFOE upon its exercise of the Equity Call Option under Section 3 of this Agreement, which amount is subject to sole discretion of the WFOE with consideration of the regulations of the PRC Laws then effect as well as its business circumstances.

1.1.7                     Transfer Assets mean all or any part of the assets of the Company to be transferred to the WFOE or any of its designated entities or individuals by the Company at the request of the WFOE upon its exercise of the Assets Call Option under Section 3 of this Agreement, which amount is subject to sole discretion of the WFOE with consideration of the regulations of the PRC Laws then effect as well as its business circumstances.

1.1.8                     Option Exercise means the exercise of the Equity Call Option or Assets Call Option by the WFOE.

1.1.9                     Transfer Price means the aggregate consideration payable to the Existing Shareholder or the Company by the WFOE or any of its designated entities or individuals for receipt of the Transfer Equity Interests or the Transfer Assets upon Exercise.

1.1.10              Business License means any approvals, licenses, filings and registrations necessary for the Company to conduct all of its businesses legally and validly, including without limitation the Business License for Legal Person, the Tax Registration Certificate, as well as any other relevant consents and licenses then required under the PRC Laws.

1.1.11              Company Assets mean all of the tangible and intangible assets under the ownership or at the disposal of the Company during the term of this Agreement, including without limitation any personal properties, real properties, trademarks, copyrights, patents, know-how, domain names, software use rights and other intellectual properties, as well as any investment interests.

1.1.12              Material Assets mean any asset which has a book value equal to or more than RMB [  ], or has material effect upon the business operations of any other Party.

1.1.13              Material Agreements mean any agreement to which the Company is a party and which has material effect upon the businesses or assets of the Company, including without limitation the Exclusive Services Agreement made by the Company and the WFOE in contemporaneity with this Agreement, as well as any other material agreements regarding the businesses of the Company.

1.1.14              Exercise Notice has the meaning ascribed to it in Section 3.7.

1.1.15              Confidential Information has the meaning ascribed to it in Section 8.1.

1.1.16              Breaching Party has the meaning ascribed to it in Section 11.1.

1.1.17              Breach has the meaning ascribed to it in Section 11.1.

1.2                               In this Agreement, any reference to any PRC Laws include (i) any of its amendments, changes, supplements or reenactments that is effective prior to or after the date of this Agreement, and (ii) any other decisions, circulars and regulations which are issued under or otherwise effective for such PRC Laws.

1.3                               Unless otherwise required in the context, any reference to any article, section, item or paragraph in this Agreement means the corresponding article, section, item or paragraph of this Agreement.

2.                                      GRANT OF EQUITY CALL OPTION AND ASSETS CALL OPTION

2.1                               Each of the Existing Shareholders hereby agrees, severally and jointly, to irrevocably and unconditionally grant an exclusive Equity Call Option to the WFOE, according to which the WFOE may, to the extent permitted under the PRC Laws and subject to the terms and conditions of this Agreement, request transfer of the Option Equity Interests to the WFOE or any of its designated entities or individuals from the Existing Shareholders. The WFOE agrees to accept the Transfer Equity Interests.

2.2                               The Company hereby agrees to the grant of the Equity Call Option to the WFOE by the Existing Shareholders under Section 2.1 and other provisions of this Agreement.

2.3                               The Company hereby agrees to irrevocably and unconditionally grant an exclusive Assets Call Option to the WFOE, according to which the WFOE may, to the extent permitted under the PRC Laws and subject to the terms and conditions of this Agreement, request transfer of all or any part of the Company Assets to the WFOE or any of its designated entities or individuals from the Company. The WFOE agrees to accept the Assets Call Option.

2.4                               Each of the Existing Shareholders hereby agrees, severally and jointly, to the grant of the Assets Call Option to the WFOE by the Company under Section 2.3 and other provisions of this Agreement.

3.                                      OPTION EXERCISE

3.1                               Subject to the terms and conditions of this Agreement and to the extent permitted under the PRC Laws, the WFOE has absolute and sole discretion as to the time, manner and frequency of the Option Exercise.

3.2                               Subject to the terms and conditions of this Agreement and without breach of the PRC laws then effect, the WFOE may request transfer of the Transfer Equity Interests from the Existing Shareholders to the WFOE or any of its designated entities or individuals at any time.

3.3                               Subject to the terms and conditions of this Agreement and without breach of the PRC laws then effect, the WFOE may request transfer of the Transfer Assets from the Company to the WFOE or any of its designated entities or individuals at any time.

3.4                               In respect of the Transfer Equity Interests, upon each Option Exercise, the WFOE has the discretion to determine the amount of the Transfer Equity Interests to be transferred to the WFOE and/or any of its designated entities or individuals from the Existing Shareholders, and the Existing Shareholders will transfer the Transfer Equity Interests to the WFOE and/or any of its designated entities or individuals at the amount determined by the WFOE.  The WFOE and/or any of its designated entities or individuals will pay the Transfer Price to the Existing Shareholders for the transfer of the Transfer Equity Interests upon each Option Exercise.

3.5                               In respect of the Transfer Assets, upon each Option Exercise, the WFOE has the discretion to determine the specific Transfer Assets to be transferred to the WFOE and/or any of its designated entities or individuals from the Company, and the Company will transfer the Transfer Assets to the WFOE and/or any of its designated entities or individuals at the request of the WFOE.  The WFOE and/or any of its designated entities or individuals will pay the Transfer Price to the Company for the transfer of the Transfer Assets upon each Option Exercise.

3.6                               Upon each Option Exercise, the WFOE may request transfer of all or any part of the Transfer Equity Interests or the Transfer Assets to itself or any third party designated by it.

3.7                               If the WFOE elects to make Option Exercise, it will provide a notice for Exercise of the Equity Call Option or the Assets Call Option (the “Exercise Notice”, the form of which is attached in Schedule II and Schedule III hereto) to the Existing Shareholders or the Company, as applicable.  Upon receipt of the Exercise Notice, the Existing Shareholders or the Company will transfer immediately and in whole the Transfer Equity Interests or the Transfer Assets to the WFOE and/or any of its designated entities or individuals according to the Exercise Notice and pursuant to Section 3.4 or Section 3.5 of this Agreement.

4.                                      TRANSFER PRICE

4.1                               In respect of the Transfer Equity Interests, upon each Option Exercise, the WFOE or any of its designated entities or individuals will pay to each of the Existing Shareholders the Transfer Price equal to the book value of the portion of the registered capital corresponding to the Transfer Equity Interests transferred in connection with such Option Exercise; provided that if the book value of such portion of the Registered capital is lower than the lowest price permitted under the PRC laws, the Transfer Price will be the lowest price permitted under the PRC Laws.

4.2                              In respect of the Transfer Assets, upon each Option Exercise, the WFOE or any of its designated entities or individuals will pay to the Company the Transfer Price equal to the book value of the Transfer Assets transferred in connection with such Option Exercise; provided that if the book value of such Transferred Assets is lower than the lowest price permitted under the PRC laws, the Transfer Price will be the lowest price permitted under the PRC Laws.

5.                                      REPRESENTATIONS AND WARRANTIES

5.1                               Each of the Existing Shareholders represents and warrants, severally and jointly, as follows:

5.1.1                     He/she is a PRC citizen, capable for all civil acts, has the legal rights and powers to execute, deliver and perform this Agreement, and name as an independent party in any lawsuits.

5.1.2                     The Company is a company with limited liabilities duly incorporated and validly existing under PRC Laws, is an independent legal person, has complete and independent legal status, and is capable to execute, deliver and perform this Agreement and named as an independent party in any lawsuits.

5.1.3                     He/she has full powers and authorities to execute, deliver and perform this Agreement and any other documents contemplated under this Agreement, and to complete all transactions contemplated under this Agreement.

5.1.4                     This Agreement is validly and duly executed and delivered by the Existing Shareholders, constitutes his/her legal and binding obligations, and may be enforceable against him/her according to the terms of this Agreement.

5.1.5                     As of the date of this Agreement, the Existing Shareholders are the valid record owners of the Option Equity Interests.  Except for the pledge created under the Equity Interests Pledge Agreement dated September 15, 2011 and the proxy rights created under the Proxy Agreement dated September 15, 2011, each among the Company, the WFOE and the Existing Shareholders, the Option Equity Interests are free from any liens, pledges, claims, any other security interests and third party rights.  Subject to this Agreement and upon Option Exercise, the WFOE and/or any of its designated entities or individuals is entitled to the good ownership of the Transfer Equity Interests free from any liens, pledges, claims, any other security interests and third party rights.

5.1.6                     To the knowledge of the Existing Shareholders, no liens, mortgages, claims, any other security interests or any third party rights exists upon the Company Assets.  Subject to this Agreement and upon Option Exercise, the WFOE and/or any of its designated entities or individuals is entitled to the good ownership of the Company Assets free from any liens, pledges, claims, any other security interests and third party rights.

5.1.7                     None of the execution, delivery and performance of this Agreement or completion of the transactions contemplated hereunder by the Existing Shareholders is in violation of any PRC Laws, or any agreement between him/her and any third party by which he/she is bound, or any other arrangements.

5.2                               The Company hereby represents and warrants as follows:

5.2.1                     The Company is a company with limited liabilities duly incorporated and validly existing under the PRC Laws, is an independent legal person, has complete and independent legal status, and is capable to execute, deliver and perform this Agreement and named as an independent party in any lawsuits.

5.2.2                     It has full powers and authorities to execute and deliver this Agreement and all other documents contemplated under this Agreement, as well as to complete the transaction contemplated under this Agreement.

5.2.3                     This Agreement is duly and validly executed by the Company, and constitutes its legal, valid and binding obligations.

5.2.4                     The Company assets are free from any liens, pledges, claims, any other security interests and third party rights.  Subject to this Agreement and upon Option Exercise, the WFOE and/or any of its designated entities or individuals is entitled to the good ownership of the Company Assets free from any liens, pledges, claims, any other security interests and third party rights.

5.2.5                     None of the execution, delivery and performance of this Agreement or completion of the transactions contemplated hereunder by the Company is in violation of any PRC Laws, or any agreement between him/her and any third party by which he/she is bound, or any other arrangements.

5.3                               The WFOE represents and warrants as follows:

5.3.1                     The WFOE is a wholly foreign owned enterprise with limited liabilities duly incorporated and validly existing under the PRC Laws, is an independent legal person, has complete and independent legal status, and is capable to execute, deliver and perform this Agreement and named as an independent party in any lawsuits.

5.3.2                     It has full powers and authorities to execute and deliver this Agreement and all other documents contemplated under this Agreement, as well as to complete the transaction contemplated under this Agreement.

5.3.3                     This Agreement is duly and validly executed by the Company, and constitutes its legal, valid and binding obligations.

6.                                      COVENANTS OF THE EXISTING SHAREHOLDERS

6.1                               Each of the Existing Shareholders covenants as follows:

6.1.1                     None of the Existing Shareholders may transfer or otherwise dispose any Option Equity Interests or create any security interest upon any Option Equity Interests.

6.1.2                     It may not increase or reduce the registered capital of the Company, or cause or agree to the division or merger of the Company;

6.1.3                     It may not dispose or cause the disposal of any materials assets by the management of the Company (other than during the ordinary course of business), or create any security interest or any other third party rights upon any material assets of the Company;

6.1.4                     It may not terminate or cause termination by the management of the Company of any material agreement to which the Company is a party, or enter into any other agreement which may have conflict with any of such material agreement;

6.1.5                     It may not appoint or remove any director, supervisor or any management of the Company whom it has the right to appoint or remove;

6.1.6                     It may not cause the Company to declare or distribute any distributable profit, bonus, or dividend;

6.1.7                     It will ensure the valid existence of the Company without any termination, dissolution or liquidation;

6.1.8                     It may not amend the articles of association of the Company;

6.1.9                     It will ensure that the Company may not borrow or lend any loan, or provide any guarantee or any other kind of security, or undertake any substantial obligation other than during its ordinary course of business;

6.1.10              It may not make or authorize any other person (including without limitation any director of the Company nominated by it) to make any resolution, instruction, consent or order, according to which the Company would or could enter into any transaction which may have material impact upon the Company (including any of its branches, subsidiaries or affiliates) or any of its assets, rights, obligations or businesses (the “Prohibited Transactions”), or sign any agreement, contract, memorandum or any other documents in connection with the Prohibited Transactions (the “Prohibited Documents”), or permit entering into any Prohibited Transactions or Prohibited Documents; and

6.1.11                  It may not cause the Company or the management of the Company to consent to any of following acts by any of the subsidiaries or affiliates of the Company (the “Subsidiaries”):

(a)                                  increase or reduce the registered capital of the Company, or cause or agree to the division or merger of the Company;

(b)                                 dispose or cause the disposal of any materials assets by the management of the Company (other than during the ordinary course of business), or create any security interest or any other third party rights upon any material assets of the Company;

(c)                                  terminate or cause termination by the management of the Company of any material agreement to which the Company is a party, or enter into any other agreement which may have conflict with any of such material agreement;

(d)                                 appoint or remove any director, supervisor or any management of the Company whom it has the right to appoint or remove;

(e)                                  terminate, liquidate or dissolute the Company or take any action which would or could damage the valid existence of the Company;

(f)                                    amend the articles of association of the Company; and

(g)           borrow or lend any loan, or provide any guarantee or any other kind of security, or undertake any substantial obligation other than during its ordinary course of business;

6.2                                 During the term of this Agreement, it will take any actions necessary for the Company to receive timely any and all business licenses necessary for all of its business operations, and maintain the effect of these business licenses at any time.

6.3                                 During the term of this Agreement, it will make its best efforts to develop the businesses of the Company, ensure legal and valid operation of the Company, and it will not take any action or omission which may damage any assets or good will of the Company (including its Subsidiaries) or validity of the business licenses of the Company.

6.4                                 During the term of this Agreement, it will keep the WFOE immediately notified of any circumstance which may have material adverse effect upon the existence, business operations, financial conditions, assets or good will of the Company (including its Subsidiaries), and take any measures which in the opinion of the Company are desirable to eliminate or remedy such adverse effect.

6.5                                 It will cause the directors or the management of the Company nominated and recommended by it, if any, to follow the foregoing covenants in the capacity of the directors or the management of the Company, and may not take any action or omission which may be in breach of any such covenants.

6.6                                 Upon issue the Exercise Notice by the WFOE,

6.6.1        It will immediately convene shareholders meeting, adopt resolutions at such meeting and take any other necessary actions, so as to consent to the transfer of all of the Transfer Equity Interests or Transfer Assets at the Transfer Price from the Existing Shareholders or the Company to the WFOE and/or any other entities or individuals designated by the WFOE, and waive its rights of the first refusal thereof, if any.

6.6.2        It will transfer all of the Transfer Equity Interests at the Transfer Price to the WFOE and/or any other entities or individuals designated by the WFOE by entering into an equity interest transfer agreement with the WFOE and/or any other entities or individuals designated by it, and, subject to the requirements of the WFOE and laws and regulations, provide support (including providing and signing all relevant legal documents, perform all procedures for government approvals and registrations, and undertake all relevant obligations) necessary for the WFOE and/or any other entities or individuals designated by it to obtain all Transfer Equity Interests free from any legal encumbrances or any security interest, or third party or any other restrictions.

6.7                                 If the aggregate Transfer Price received by any of the Existing Shareholders from transfer of its Transfer Equity Interests exceeds its capital contribution to the Company, or such Existing Shareholder receives any profit, bonus, or dividend distributed from the Company, such Existing Shareholder agrees to, to the extent permitted by the PRC Laws, waive the excessive portion of the Transfer Price or any such profit, bonus or dividend, and the WFOE is entitled to such excessive portion of the Transfer Price or any such profit, bonus or dividend; otherwise the Existing Shareholder will be liable for any loss incurred by the WFOE and/or any other entities or individuals designated by it arising thereof.

7.                                      COVENANTS OF THE COMPANY

7.1                                 The Company covenants as follows:

7.1.1                        The Company will make efforts to assist securing all consents, approvals, waivers, licenses, registrations or filings necessary to receive from, file with or submit to any third parties or government agencies in connection with the execution and performance of this Agreement or the Equity Transfer Option or the Assets Transfer Option under this Agreement.

7.1.2                        Without prior written consent of the WFOE, the Company may not assist or allow disposal of any Option Equity Interests or creation of any security interest or any third party interest upon the Option Equity Interests by the Existing Shareholders.

7.1.3                        Without prior written consent of the WFOE, the Company may not transfer or otherwise dispose any material assets (other than during the ordinary course of business) or create any security interest of any third party interest upon any Company assets.

7.1.4                        It may not prevent or allow prevention of any transaction or execution of any document contemplated under this Agreement.

7.1.5                        Without prior written consent of the WFOE, it may not appoint or remove the general manager or any other management of the Company.

7.1.6                        It will not take or allow any acts or actions which could have adverse effect upon the interests of the WFOE under this Agreement, including without limitation any acts or actions under Section 6.1.  If any of the Existing Shareholders is or, in the reasonable judgment of the Company, is likely to be in breach of any covenant under Section 6.1, the Company will notify the Company without any delay.

7.1.7                        It will establish and maintain its internal control system to ensure strict compliance with the foregoing covenants by all directors and other management in connection with performance of their duties, and ensure that all of their actions and omissions will be in breach of any of the foregoing covenants.

7.2                                 Upon issue the Exercise Notice by the WFOE,

7.2.1                        It will immediately cause the Existing Shareholders to convene shareholders meeting, adopt resolutions at such meeting and take any other necessary actions, so as to consent to the transfer of all of the Transfer Assets at the Transfer Price from the Company to the WFOE and/or any other entities or individuals designated by the WFOE; and

7.2.2                        It will transfer all of the Transfer Assets at the Transfer Price to the WFOE and/or any other entities or individuals designated by the WFOE by entering into an assets transfer agreement with the WFOE and/or any other entities or individuals designated by it, and, subject to the requirements of the WFOE and laws and regulations, provide support (including providing and signing all relevant legal documents, perform all procedures for government approvals and registrations, and undertake all relevant obligations) necessary for the WFOE and/or any other entities or individuals designated by it to obtain all Transfer Assets free from any legal encumbrances or any security interest, or third party or any other restrictions.

8.                                      CONFIDENTIALITY

8.1                                 Each of the Parties shall keep in strict confidence all of the business secrets, proprietary information, customer information as well as any other information of confidential nature it receives from the other Parties in connection with the execution, delivery and performance of this Agreement (the “Confidential Information”).  Without prior written consent of the disclosing Party or unless required under relevant laws, regulations and requirements of the stock exchange, none of the Parties may disclose any Confidential Information to any third party, or use any Confidential Information directly or indirectly for any purpose other than to perform this Agreement.

8.2                                 The Confidential Information does not include any information that:

8.2.1                        Is to the knowledge of the receiving party prior to its receipt of such Confidential Information, which may be evidenced in writing; or

8.2.2                        Is in the public domain without fault of the receiving Party; or

8.2.3                        Is legally received by the receiving Party from other sources.

8.3                                 The receiving Party may disclose Confidential Information to any of its employees, agents or professionals on as-need basis, provided that such employees, agents or professionals will comply with the terms and conditions of this Agreement and, if they fail to do so, will be held liable thereof.

8.4                                 Notwithstanding any other provisions of this Agreement, the Article 8 will survive the termination of this Agreement.

9.                                      TERM OF THIS AGREEMENT

This Agreement will be effective when it is duly signed by each of Parties, and will terminate until all of the Option Equity Interests or Company Assets hereunder are duly transferred to the WFOE and/or any other entities or individuals designated recorded at the share register of the Company.

10.                               NOTICE

10.1                           Any notices, requests, demands and any other communications required or made under this Agreement will be made in writing.

10.2                           Any of such notices or other communications will be deemed duly given, if by facsimile or telex, upon its transmission; if by person, upon its delivery; if by post, five (5) days after it is deposited with the post.

11.                               BREACH LIABILITIES

11.1                           It is acknowledged and confirmed that material breach of any provision in this Agreement or failure or delay to materially perform any of its obligations under this Agreement by any Party (the “Breaching Party”) will constitute breach of this Agreement (“Breach”).  The non-breaching Party may request corrective or remedial measures by the Breaching Party within a reasonable period of time.  If the Breaching Party fails to take such corrective or remedial measures within the reasonable period of time or ten (10) days upon receipt of a notice to such effect from the non-breaching Party, the non-breaching Party has the sole discretion as follows:

11.1.1                  If the Breaching Party is the Existing Shareholder or the Company, the WFOE may terminate this Agreement and hold the Breaching Party liable for any damages;

11.1.2                  If the Breaching Party is the WFOE, the non-breaching Party may hold the Breaching Party liable for any damages, provided that the non-breaching Party may not terminate this Agreement unless otherwise provided under this Agreement.

11.2                           Notwithstanding any other provisions of this Agreement, the Article 11 will survive the termination of this Agreement.

12.                               MISCELLANEOUS

12.1                           This Agreement is made in Chinese in five (4) original copies, with each Party holding one (1) copy.

12.2                           The execution, validity, performance, amendment, interpretation and termination of this Agreement are governed by the PRC Laws.

12.3                           Any dispute arising from or in connection with this Agreement shall be resolved through negotiations and, if the negotiations fail to result in an agreement of the Parties within thirty (30) from the occurrence of such dispute, submitted to China International Economic and Trade Arbitration Commission, Shanghai Sub-Commission for arbitration in Shanghai according to its rules then effect.  The arbitrary award is final and binding upon each of the Parties.

12.4                           None of the rights, powers and remedies available to any Party under any provision of this Agreement will exclude any other rights, powers or remedies available to such Party at laws or under any other provisions of this Agreement, and the exercise of any of its rights, powers and remedies by any Party will not prevent the exercise of any other rights, powers, and remedies available to such Party.

12.5                           Failure or delay to exercise any rights, powers and remedies available to any Party under this Agreement or laws will not operate as its waiver of such rights, powers and remedies; and single or partial waiver of such rights, powers and remedies will not prevent the exercise of such rights, powers and remedies in any other manners or the exercise of other such rights, powers and remedies.

12.6                           The headings in this Agreement are for convenience only and will not operate to construct or affect the construction of the provisions of this Agreement.

12.7                           Each of the provisions under this Agreement is severable.  If any one or more provisions of this Agreement are held invalid, illegal or unenforceable, it will not affect the validity, legality or enforceability of the remaining provisions of this Agreement.

12.8                           This Agreement, once executed, will supersede any other legal documents made by the Parties in respect of the same subject matter.  Any amendment or supplement to this Agreement will not be effective unless it is made in writing and duly signed by each of the Parties.

12.9                           Without prior written consent of the WFOE, none of the Existing Shareholders or the Company may not transfer any of its rights or obligations under this Agreement; it is agreed by the Existing Shareholders or the Company and the WFOE may transfer any of its rights and obligations under this Agreement to any third party with a notice to the Existing Shareholders or the Company in writing.

12.10                     This Agreement is binding upon the legal successors of each Party.

(Remaining left blank)

(Signature page)

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date and at the place first written herein.

By:	/s/ YAN Fangjun

By:	/s/ Cheng Huayi

By:	/s/ Legal Representative (company seal)

Entity:	Kendall Technology Development (Shanghai) Co., Ltd.

By:	/s/ Legal Representative (company seal)

Entity:	Shanghai Yihong Advertising Co., Ltd.

Schedule I:

Background Information of the Company

Name:	Shanghai Yihong Advertising Co., Ltd.

Registered address:	Room 225, Building 2, No. 2575, Miaozhen Hezuo Road, Chongming County, Shanghai, PRC

Registered Capital	RMB 1,000,000

Legal representative:	YAN Fangjun

Shareholding structure:

Name of shareholder	Capital contributed to the registered capital		Percentage	Way of contribution
YAN Fangjun	RMB	950,000	95%	cash
CHENG Huayi	RMB	50,000	5%	cash
Total	RMB	1,000,000	100%	/
Fiscal year:	January 1 through December 31, on calendar year basis

Schedule II

Form Exercise Notice

To:                              [name of the Existing Shareholders]

CONSDIERING the Company has entered into an Exclusive Option Agreement (the “Option Agreement”), dated September 15, 2011, with you and Shanghai Yihong Advertising Co., Ltd. (the “Company”), according to which you, as required by the Undersigned and to the extent permitted by the PRC Laws and regulations, will transfer your equity interests in the Company to the Undersigned or any third party designated by the Undersigned.

NOW, THEREFORE, the Undersigned hereby notifies you as follows:

The Undersigned hereby request exercise of the Option Exercise under the Option Agreement whereby the Undersigned/[name of the entity or individual] designated by the Undersigned will receive []% equity interests of the Company held by you (the “Proposed Transfer Equity Interests”).  Upon receipt of this Notice, you are requested to transfer immediately the Proposed Transfer Equity Interests to the Undersigned /[name of the entity or individual] designated by the Undersigned pursuant to the terms and conditions of the Option Agreement.

Very truly yours,

By:

Entity:	Kendall Technology Development (Shanghai) Co., Ltd.

Schedule III

Form Exercise Notice

To:                              Shanghai Yihong Advertising Co., Ltd. (the “Company”)

CONSDIERING the Undersigned has entered into an Exclusive Option Agreement, dated September 15, 2011, with YAN Fangjun, CHENG Huayi and the Company (the “Option Agreement”), according to which the Company, as required by the Undersigned and to the extent permitted by the PRC Laws and regulations, will transfer the assets of the Company to the Undersigned or any third party designated by the Undersigned.

NOW, THEREFORE, the Undersigned hereby notifies the Company as follows:

The Undersigned hereby request exercise of the Option Exercise under the Option Agreement whereby the Undersigned/[name of the entity or individual] designated by the Undersigned will receive assets of the Company, the details of which will be provided separately (the “Proposed Transfer Assets”).  Upon receipt of this Notice, the Company is requested to transfer immediately the Proposed Transfer Assets to the Undersigned /[name of the entity or individual] designated by the Undersigned pursuant to the terms and conditions of the Option Agreement.

Very truly yours

By:

Entity:	Kendall Technology Development (Shanghai) Co., Ltd.